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                     SECURITIES  AND  EXCHANGE  COMMISSION
                             WASHINGTON, DC  20549


                               ---------------


                                   FORM  8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




                              DECEMBER 19, 1996
                              ------------------
                       (Date of earliest event reported)




                              EYE TECHNOLOGY, INC.
             (Exact Name of Registrant as Specified in Charter)



               DELAWARE                                000-15324                          52-1402131
     -------------------------------                ---------------                  -------------------
      (State or Other Jurisdiction                    (Commission                       (IRS Employer
            of Incorporation)                        File Number)                    Identification No.)




                            16 SOUTH MARKET STREET
                          PETERSBURG, VIRGINIA 23803
         (Address of Principal Executive Offices, Including Zip Code)




                                (804) 861-0681
                               ---------------
                        (Registrant's telephone number,
                              including area code)
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                              EYE TECHNOLOGY, INC.

                                    FORM 8-K


ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

             On December 19, 1996, Price Waterhouse LLP ("Former Auditors") resigned as Registrant's independent accountant. Accordingly, the Former Auditors did not audit Registrant's financial statements for its two most recent fiscal years. In its report for Registrant's 1995 fiscal year, the Former Auditors expressed "substantial doubt about the Registrant's ability to continue as a going concern."

             Registrant has provided the Former Auditors with a copy of the disclosures being reported in this report on Form 8-K prior to its filing with the Commission. The Former Auditors' letter response to this item was unavailable at the time of filing this report. Immediately upon receipt, but within ten business days after the filing of this report, registrant shall file the Former Auditors' letter response by amendment.

             On March 5, 1998, the Board of Directors of Registrant engaged Olsen, Thielen & Co., Ltd. ("Principal Accountant") as Registrant's new independent auditors to audit Registrant's financial statements for the years ended December 31, 1996 and December 31, 1997. Registrant has not, prior to such engagement, consulted the Principal Accountant regarding any financial statement matters, or otherwise, of Registrant.


             Registrant has provided the Principal Accountant with a copy of the disclosures being reported in this report on Form 8-K prior to its filing with the Commission. The Principal Accountant had no additional information or comments to address to the Commission in response to this item.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  March 30, 1998                            EYE TECHNOLOGY, INC.


                                                 By:  /s/ SAMUEL P. SEARS, JR.
                                                 Samuel P. Sears, Jr.,
                                                 Chief Executive Officer





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